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                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported): October 16, 2003

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222
                               (Registrant's telephone number, including area code)

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Items 1 through 4 and 6 through 12 are not included because they are inapplicable.

         This current report includes forward-looking statements.  These forward-looking statements are based on current expectations and projections about future events based on knowledge of facts as of the date of this current report and assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and its subsidiaries.  Edison
International has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 5.  Other Events.

         On October 16, 2003, Edison International received cash dividends of $945 million from its utility subsidiary, Southern California Edison Company, and $225 million from its nonutility subsidiary, Edison Capital.
After receiving the dividends, Edison International has cash on hand of about $1.3 billion.  Edison International expects to make aggregate payments of approximately $205 million on November 30, 2003, to holders of two series of trust preferred securities (QUIPS) issued by affiliates:  EIX Trust I, 7.875% Cumulative Quarterly Income
Preferred Securities, Series A; and EIX Trust II, 8.60% Cumulative Quarterly Income Preferred Securities, Series
B.  The payments on November 30 would cover all previously deferred distributions on the QUIPS and the distributions becoming due on November 30.  Edison International then would resume quarterly distributions on the
QUIPS, subject to its rights to begin deferring distributions again in the future at its election.  Edison
International also intends to use $618 million of the dividend proceeds to repay the remaining principal amount of its 6-7/8% Notes, due in September 2004.

         Edison International continues to have as its goal to declare by year-end 2003 a dividend that would be paid to holders of its common stock in early 2004.  The resumption of dividends from Southern California Edison and the payment of all deferred amounts on the QUIPS are necessary conditions for Edison International to be able to declare a dividend to its shareholders.  Any decision by Edison International's board of directors to declare a dividend also depends on the company's financial condition and liquidity and other factors considered relevant by the board.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            EDISON INTERNATIONAL
                                                                (Registrant)

                                                           /s/ KENNETH S. STEWART
                                                 -------------------------------------------------
                                                             KENNETH S. STEWART
                                                 Assistant General Counsel and Assistant Secretary

DATE:  OCTOBER 16, 2003